SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 1996


                   Chase Commercial Mortgage Securities Corp.
                    (Issuer in respect of Commercial Mortgage
                    Pass-Through Certificates, Series 1996-1)
                          (Exact name of registrant as
                            specified in its charter)


           New York                       333-05271            13-3728743
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


 380 Madison Avenue, New York, New York                10017-2951
(Address of principal executive offices)               (Zip Code)

                           Exhibit Index is on Page 5



                                 Page 1 of __ Pages

Item 5.   Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-1. On July 30, 1996, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, LaSalle National Bank, as trustee, The Chase Manhattan Bank, as servicer, Lennar Partners, Inc., as special servicer, and ABN AMRO Bank N.V., as fiscal agent, of Chase
Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates"), issued in twelve classes. The Class A-1, Class A-2, Class P, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of July 1, 1996 of $389,980,250, were sold to Chase Securities Inc., Bear, Stearns & Co., Inc. and PaineWebber Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 28, 1996, by and among the Company and the Underwriters.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits


Exhibit 4         Pooling and Servicing Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   August __, 1996

                                CHASE COMMERCIAL MORTGAGE
                                SECURITIES CORPORATION



                                By:    /s/ Jacqueline R. Slater
                                Name:  Jacqueline R. Slater
                                Title: President

                                INDEX TO EXHIBITS

Item 601(a)of
Regulation S-K
Exhibit No.                  Description                                 Page
- -----------                  -----------                                 ----
4                            Pooling and Servicing Agreement               6